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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 16, 2002
                                -----------------
                Date of Report (Date of earliest event reported)


                           OCEANIC EXPLORATION COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-6540                   84-0591071
          --------                       ------                   ----------
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

          7800 East Dorado Place, Suite 250, Englewood, Colorado 80111
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (303) 220-8330
                                 --------------
                         (Registrant's telephone number,
                              including area code)



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ITEM 5. OTHER EVENTS.

       On August 19, 2002, Oceanic Exploration Company filed a Registration Statement on Form SB-2 with the Securities and Exchange Commission registering shares of common stock to be issued to stockholders pursuant to a rights offering. Under the terms of the rights offering, the Company offered the holders of its common stock the rights to subscribe for additional shares at a purchase price of $.15 per share on the basis of 2.1177565 shares of common stock for each share held as of November 7, 2002. A total of 21,000,000 shares of common stock was offered to all stockholders. The Registration Statement was declared effective November 12, 2002 and copies of the corresponding prospectus and subscription documents were subsequently mailed to stockholders.

       The rights to purchase common stock expired on December 16, 2002. The following subscriptions were accepted by the Company, resulting in gross proceeds of $3,150,000:

         o 12,543,365 shares of common stock, at an aggregate purchase price of $1,881,505, pursuant to the basic subscription rights, and

         o 8,456,635 shares of common stock, at an aggregate purchase price of $1,268,495, pursuant to the over-subscription privilege.

       The Company also received, but did not accept, subscriptions for an additional 985,642 shares of common stock pursuant to the over-subscription privilege. The $147,846 received by the Company as a result of these unaccepted subscriptions will be returned to the subscribing shareholders within 15 business days after the expiration date of the rights offering.

       The following shares of common stock were purchased by NWO Resources, Inc. and Cordillera Corporation in the rights offering pursuant to the basic subscription rights and the over-subscription privilege:

         o 18,013,311 shares of common stock were purchased by NWO Resources, Inc., and

         o   2,001,489 shares of common stock were purchased by Cordillera.

       After the completion of the rights offering, NWO Resources, Inc. now owns approximately 74%, and Cordillera Corporation now owns approximately 8%, of the outstanding shares of common stock of the Company.

       The Company filed its Amended and Restated Certificate of Incorporation, in the form filed as Exhibit 3.1 to the Company's Registration Statement, with the Secretary of State of the State of Delaware on December 6, 2002.






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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          OCEANIC EXPLORATION COMPANY



Date: December 19, 2002                   By: /s/ Charles N. Haas
                                              --------------------------
                                              Charles N. Haas
                                              President







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